CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Global Tech Solutions, Inc. (the "Registrant") on Form 10-K/A for the year ended October 31, 2013, as filed with the Commission on the date hereof (the "Annual Report"), I, Kenneth Johnson, Principal Executive Officer and Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  February 24, 2014

             /s/ Kenneth Johnson
_______________________________
Kenneth Johnson
Principal Executive Officer
Principal Financial Officer